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                                                                      Exhibit 24

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of H.B. FULLER COMPANY, a Minnesota corporation, which proposes to file with the Securities and Exchange Commission, Washington D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the Company's fiscal year ended November 28, 1998, hereby constitute and appoint ALBERT P.L. STROUCKEN, JORGE WALTER BOLANOS AND RICHARD C. BAKER his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the other, for him/her and in his/her name, place and stead to sign such annual report with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file such annual report so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and with the appropriate office of any state, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of December, 1998.

/s/ Anthony L. Andersen
-------------------------------------        -----------------------------------
ANTHONY L. ANDERSEN                          WALTER KISSLING
Chairman of the Board                        Director


/s/ Norbert R. Berg                          /s/ John J. Mauriel, Jr.
-------------------------------------        -----------------------------------
NORBERT R. BERG                              JOHN J. MAURIEL, JR.
Director                                     Director


/s/ Edward L. Bronstien, Jr.                 /s/ Lee R. Mitau
-------------------------------------        -----------------------------------
EDWARD L. BRONSTIEN, JR.                     LEE R. MITAU
Director                                     Director


/s/ Robert J. Carlson                        /s/ Rolf Schubert
-------------------------------------        -----------------------------------
ROBERT J. CARLSON                            ROLF SCHUBERT
Director                                     Vice President, Chief Technology
                                             Officer and Director


/s/ Freeman A. Ford                          /s/ Albert P.L. Stroucken
-------------------------------------        -----------------------------------
FREEMAN A. FORD                              ALBERT P.L. STROUCKEN
Director                                     President, Chief Executive Officer
                                             and Director

                                             /s/ Lorne C. Webster
-------------------------------------        -----------------------------------
GAIL D. FOSLER                               LORNE C. WEBSTER
Director                                     Director



-------------------------------------
REATHA CLARK KING
Director